Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sandeep Mathrani, the Chief Executive Officer of WeWork Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on the Form 10-K of WeWork Inc. for the year ended December 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of WeWork Inc.

Date:	March 28, 2023	By:	/s/ Sandeep Mathrani
Sandeep Mathrani
Chief Executive Officer and Director
(Principal Executive Officer)